UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 4, 2011

PEGASI ENERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-134568	20-4711443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 N. Broadway, Suite 204, Tyler, Texas 75702
(Address of principal executive offices)

Registrant’s telephone number, including area code: (903) 595-4139

Copy of correspondence to:

Marc J. Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On or about July 25, 2011, in connection with the preparation of the consolidated financial statements of Pegasi Energy Resources Corporation (the “Company”) for the quarter ended June 30, 2011, members of Gollob Morgan Peddy PC (“GMP”), accountants engaged on behalf of the Company, raised questions regarding the possibility of certain events that may have triggered anti-dilution protection rights in warrants issued in a private placement in December 2007 (the “Warrants”).  GMP discussed these questions with Whitley Penn LLP, the Company’s independent registered public accounting firm (“WP”) and the Company’s outside securities counsel.  On July 28, 2011, the Company, GMP and counsel further discussed the matter and determined that triggering events likely occurred in December 2010 and March 2011, which reduced the exercise price of the Warrants and increased the number of shares of common stock issuable upon exercise of the Warrants proportionally to the decrease in exercise price. From July 28, 2011 to August 1, 2011, GMP conducted a preliminary analysis of the potential derivative impact to the financial statements for the year ended December 31, 2010 and the quarter ended March 31, 2011.  From August 1, 2011 until August 4, 2011, the Company, GMP and WP discussed the matter further.

On August 4, 2011, the Board of Directors of the Company determined that its consolidated financial statements for the year ended December 31, 2010 filed in the annual report on Form 10-K filed with the SEC on March 31, 2011 and its consolidated financial statements as of and for the three month period ended March 31, 2011 filed in the quarterly report on Form 10-Q filed with the SEC on May 16, 2011 (collectively, the “Reports”) should not be relied upon and that they will need to be restated. The restatements are required to properly reflect the Company’s financial results for certain non-cash charges to earnings associated with the embedded derivative liabilities.

The Company intends to diligently work with its professional advisors to file restated Reports, which are expected to be filed by August 22, 2011.  An authorized member of the Board of Directors has discussed the matters disclosed in this filing with WP, our independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEGASI ENERGY RESOURCES CORPORATION

Dated: August 10, 2011	By:	/s/ RICHARD LINDERMANIS
Richard Lindermanis
Chief Financial Officer

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